UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2021

FS DEVELOPMENT CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40067	85-2696306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Larkspur Landing Circle, Suite 150 Larkspur, CA 94939	94111
(Address of principal executive offices)	(Zip Code)

(415) 877-4887

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FSII	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 29, 2021, FS Development Corp. II, a Delaware corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, Orchard Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Pardes Biosciences, Inc., a Delaware corporation (“Pardes”) and Shareholder Representative Services LLC, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Pardes (in such capacity, the “Stockholders’ Representative”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Pardes, with Pardes surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that the Company will change its name to “Pardes Biosciences, Inc.” and is referred to herein as “New Pardes” as of the time following such change of name. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

Consideration and Structure

Under the Merger Agreement, the Company has agreed to acquire all of the outstanding equity interests of Pardes in exchange for 32,500,000 shares of Company Class A common stock, to be paid at the effective time of the Merger.

Pursuant to the Merger Agreement, at or prior to the effective time of the Merger, each option exercisable for Pardes equity that is outstanding immediately prior to the effective time of the Merger shall be assumed by the Company and continue in full force and effect on the same terms and conditions as are currently applicable to such options, subject to adjustments to exercise price and number of shares of Company Class A common stock issued upon exercise.

Representations, Warranties and Covenants

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties of Pardes made under the Merger Agreement will not survive the Closing. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Pardes, the Company and their respective subsidiaries during the period between execution of the Merger Agreement and the Closing. The covenants made under the Merger Agreement will not survive the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to cause all actions and things necessary to consummate and expeditiously implement the Merger.

 Conditions to Closing

Under the Merger Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Merger Agreement and transactions contemplated thereby by requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and Pardes’ stockholders (the “Pardes Stockholder Approval”); (ii) the receipt of consents or approvals from the applicable governmental, regulatory or administrative authorities; (iii) the aggregate cash proceeds from Company’s trust account, together with the proceeds from the Subscriptions (as defined below), equaling no less than $100,000,000 (after deducting any amounts paid to Company stockholders that exercise their redemption rights in connection with the Merger and net of the Company’s unpaid liabilities), (iv) (A) the representations and warranties of the Company, Pardes and Merger Sub contained in the Merger Agreement (other than each party’s respective Fundamental Representations, as defined in the Merger Agreement) being true and correct as of the date of the Merger Agreement and as of the Closing Date, except for any failure to be true and correct that would not have or reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) and (B) each party’s respective Fundamental Representations being true and correct as of the date of the Merger Agreement and as of the Closing Date, except for de minimis inaccuracies; (v) the absence of a Material Adverse Effect since the date of the Merger Agreement; (vi) the Company has not redeemed the Class A common stock of the Company in an amount that would cause the Company to have net tangible assets of less than $5,000,001; and (vii) the Company’s initial listing application with Nasdaq in connection with the Merger has been conditionally approved and, immediately following the effective time of the Merger, the Company has satisfied any applicable initial and continuing listing requirements of Nasdaq, and the Company has not received any notice of non-compliance therewith, and the shares of the Company’s Class A common stock has been approved for listing on Nasdaq.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by the Company or Pardes, if the Closing has not occurred by December 28, 2021, which date shall be automatically extended to January 28, 2022 if the U.S. Securities and Exchange Commission (the “SEC”) has not declared the proxy statement/prospectus effective on or prior to October 28, 2021, (ii) by the Company or Pardes, in the event an applicable governmental, regulatory or administrative authority has issued a final and non-appealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (iii) by the Company or Pardes, in the event any applicable law is in effect making the consummation of the Merger illegal; (iv) by the Company or Pardes, if the Company or Pardes, as applicable, has breached any of its respective representations, warranties, agreements or its respective covenants contained in the Merger Agreement, such failure or breach would render certain conditions precedents to the Closing incapable of being satisfied, and such breach or failure is not cured by the time allotted; provided, however, in the case of (i), (ii) and (iii), such ability to terminate is only available if failure by the party seeking to terminate the Merger Agreement to fulfill any obligation under the Merger Agreement has not been the primary cause of, or primarily resulted in, as applicable, the failure of the Closing to occur.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”). The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Other Agreements

The Merger Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Parent Support Agreement

In connection with the execution of the Merger Agreement, certain stockholders of the Company (the “Parent Supporting Stockholders”) entered into a support agreement with the Company and Pardes (the “Parent Support Agreement”). Under the Parent Support Agreement, each Parent Supporting Stockholder agreed to vote, at any meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company, all of such Parent Supporting Stockholder’s Class A common stock of the Company and Class B common stock of the Company (i) in favor of the approval and adoption of the Merger and each of the Parent Proposals (as defined in the Merger Agreement)Parent Support, and (ii) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement and the approval of the Parent Proposals. In addition, the Parent Support Agreement prohibits the Parent Supporting Stockholders from, among other things, selling, assigning or transferring any Class A common stock of the Company or Class B common stock of the Company held by the Parent Supporting Stockholders or taking any action that would prevent or disable the Parent Support Stockholders from performing its obligations thereunder. In addition, the Parent Support Agreement provides that FS Development Holdings II, LLC (the “Sponsor”) shall purchase up to $25,000,000 shares of the Company’s Class A common stock in the event that the Company’s trust account (after giving effect to redemptions by stockholders of the Company) has a cash balance of less than $25,000,000.

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Parent Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report.

Pardes Support Agreement

In connection with the execution of the Merger Agreement, certain Pardes stockholders (the “Pardes Supporting Stockholders”) entered into a support agreement with the Company (the “Pardes Support Agreements”). Under the Pardes Support Agreement, each Pardes Supporting Stockholder agreed, as promptly as reasonably practicable (and in any event within five (5) business days) following the SEC declaring effective the proxy statement/prospectus relating to the approval by the Company stockholders of the Merger, to execute and deliver a written consent with respect to the outstanding shares of Pardes common stock, and Pardes preferred stock held by such Pardes Supporting Stockholder (the “Subject Pardes Shares”) approving the Merger Agreement and the transactions contemplated thereby. In addition to the foregoing, each Pardes Supporting Stockholder agreed that at any meeting of the holders of Pardes capital stock, each such Pardes Supporting Stockholder will appear at the meeting, in person or by proxy, and cause its Subject Pardes Shares to be voted (i) to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger (ii) against any Alternative Transaction (as defined in the Merger Agreement); and (iii) against any action or agreement that would impede or frustrate the provisions of the Pardes Support Agreement, the Merger Agreement or the transactions contemplated thereby. Pursuant to the Pardes Support Agreement, certain stockholder agreements of Pardes shall be automatically terminated and of no further force and effect, effective as of, and subject to and condition upon the occurrence of, the Closing. In addition, the Pardes Support Agreement prohibits the Pardes Supporting Stockholders from, among other things, (i) transferring any of the Subject Pardes Shares; (ii) entering into (a) any option, warrant, purchase right, or other contact that would require the Pardes Support Stockholders to transfer the Subject Pardes Shares, or (b) any voting trust, proxy or other contract with respect to the voting or transfer of the Subject Pardes Shares; or (iii) or taking any action in furtherance of the forgoing.

The foregoing description of the Pardes Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Pardes Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report.

Subscription Agreement

In connection with the Merger, the Company entered into subscription agreements with certain investors (the “Subscription Agreements”), pursuant to which, among other things, certain investors have subscribed to purchase an aggregate of 7,500,000 shares of Class A common stock of the Company (together, the “Subscriptions”) for a purchase price of $10.00 per share to be issued at the Closing. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report with respect to the issuance of the Company’s common stock in connection with the transactions contemplated by the Merger Agreement and the Subscription Agreements is incorporated by reference herein. The common stock issuable pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release announcing that on June 29, 2021, it executed the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by the Company in connection with the Merger.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Voting Agreement

In connection with the Closing, the Sponsor, New Pardes and certain stockholders of New Pardes will enter into a voting agreement (the “Voting Agreement”), pursuant to which the Sponsor will have the right to designate one (1) individual for election as a member of the board of directors of New Pardes (the “New Pardes Board”) through the completion of the annual meeting of stockholders of New Pardes to be held in 2024, subject to certain terms and holding requirements set forth therein.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Voting Agreement, a copy of which is included as Exhibit 10.4 to this Current Report.

Registration Rights Agreement

In connection with the Closing, the Company, Pardes, and certain of their respective stockholders will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, New Pardes will be required to register for resale securities held by the stockholders party thereto. In addition, the holders will have certain demand and “piggyback” registration rights. New Pardes will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement. The Registration Rights Agreement will also restrict the ability of each stockholder who is a party thereto to transfer its shares of New Pardes common stock for a period of one hundred eighty (180) days following the Closing, subject to certain permitted transfers.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Registration Rights Agreement, a copy of which is included as Exhibit 10.5 to this Current Report.

Letter Agreement

In connection with a Subscription Agreement entered into between the Company and Gilead Sciences, Inc. (“Gilead”), the Company, Pardes and Gilead entered into a letter agreement (the “Letter Agreement”), pursuant to which Gilead will, beginning upon the effective time of the Merger, have the right to designate one representative reasonably acceptable to the Company who will be entitled to (i) attend, in a non-voting capacity, all meetings of the New Pardes Board and will receive advance notice of each such meeting and (ii) receive copies of all materials provided to the New Pardes Board in connection with each such meeting, to the same extent as provided to the New Pardes Board, subject, in each case, to certain confidentiality and conflicts of interest exceptions.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is included as Exhibit 10.6 to this Current Report.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by the Company that will include a prospectus with respect to the New Pardes’ securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of the Company to vote on the business combination. The Company urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Pardes and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Pardes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on February 18, 2021, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of New Pardes and the benefits of the business combination, as well as statements about the potential attributes and benefits of Pardes’ product candidates and the format and timing of Pardes’ product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against the Company or Pardes following announcement of the proposed business combination and related transactions, development of competing therapeutic treatments for COVID-19 on Pardes’ business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that the Company or Pardes may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by the Company with the SEC and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Pardes’ control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Merger Agreement, dated as of June 29, 2021.

10.1	Parent Support Agreement, dated as of June 29, 2021.

10.2	Pardes Support Agreement, dated as of June 29, 2021.

10.3	Form of Subscription Agreement.

10.4	Form of Voting Agreement.

10.5	Form of Registration Rights Agreement.

10.6	Letter Agreement, dated as of June 29, 2021.

99.1	Press Release, dated June 29, 2021.

99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Development Corp. II

By:	/s/ Dennis Ryan
	Name:	Dennis Ryan
	Title:	Chief Financial Officer

Dated: June 29, 2021